UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 982-1628

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Operating Agreement of SugarRush 5058, LLC

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 10, 2021, Sugarmade, Inc. (the “Company”) entered into a binding Memorandum of Understanding (the “MOU”) with Zarian Hadley, an individual, setting forth the terms and conditions, scope of work and responsibilities of the parties to the MOU pertaining to a collaboration between the parties for the purpose of obtaining up to three (3) Los Angeles Dept. of Cannabis Regulation (“DCR”) retail delivery-only licenses and related California Bureau of Cannabis Control (“BCC”) licenses as required (each, a “License”, and collectively, the “Licenses”) each as may be awarded to an entity (a “Licensed Entity”). The parties agreed to cooperate on developing and submitting all documentation reasonably necessary to obtain each License in accordance with DCR and BCC regulations, including without limitation, filing all ownership documentation, corporate governance documents or documents required by any government agency, including but not limited to the DCR, BCC and/or the SEC.

As disclosed under Item 8.01 of this Current Report on Form 8-K, on August 24, 2021, the Company and Mr. Hadley formed SugarRush 5058, LLC (“SugarRush”) for the purpose of establishing SugarRush as a Licensed Entity.

The Company and Mr. Hadley entered an Operating Agreement of SugarRush dated August 26, 2021 (the “Operating Agreement”). Pursuant to the Operating Agreement, the Company is designated as the Manager of SugarRush, and agrees to provide miscellaneous legal and other compliance services to obtain and maintain the Licenses necessary to operate a licensed commercial cannabis retail delivery, distribution and manufacturing business, including financing, marketing, intellectual property, marketing support, consulting, distribution, sales, cultivation, supply and procurement services. Mr. Hadley agrees pursuant to the operating agreement to provide services as requested by the Company, including without limitation, obtaining and maintaining the Licenses.

Pursuant to the Operating Agreement, the Company agreed to make a series of payments to Mr. Hadley at certain stages of SugarRush’s development or upon the occurrence of certain events as follows (the “Incentive Payments”):

1.	$50,000 upon submission of definitive License applications to the DCR for retail delivery activities on behalf of SugarRush.
2.	$75,000 upon approval of a License application by the DCR authorizing retail delivery activities
3.	$55,000 upon approval of a License application by the BCC or Department of Cannabis Control (DCC) authorizing retail delivery activities of SugarRush
4.	$25,000 upon the exercise of the Company’s Option to purchase of Mr. Hadley’s membership interests in SugarRush and the subsequent transfer or amendment of any Licenses held by Mr. Hadley to another party designated by the Company. (At any time on or after January 2, 2025, the Company will have an irrevocable option and right of first offer / refusal to purchase Mr. Hadley’s membership interest in SugarRush for a one-time payment of $25,000 (the “Option”).

All such Incentive Payments will be made against Mr. Hadley’s equity share of future profit distributions that Mr. Hadley is entitled to as a member of SugarRush.

The foregoing description of the Operating Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Operating Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report. The foregoing description of the terms of the MOU do not purport to be complete, and are qualified in their entirety by reference to the full text of the MOU, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 10, 2021.

Entry Into Licensing Agreement

On August 26, 2021, the Company and SugarRush entered into a Non-Exclusive Intellectual Property Licensing Agreement (the “Licensing Agreement”). Pursuant to the Licensing Agreement, the Company granted SugarRush a non-exclusive license to use certain intellectual property of the Company (including trade secrets, certain customer data, and business know-how related to cannabis business operations) to market, sell, and distribute certain commercial cannabis products branded with the Company’s trademarks and packaging (the “Licensed Products”) solely in the State of California (the “License”).

As consideration for the License, SugarRush agreed to pay royalty fees to the Company equal to twelve percent (12%) of the SugarRush’s revenues derived from sales of the Licensed Products and use of related intellectual property of the Company during the term of the Licensing Agreement.

The initial term of the Licensing Agreement is five (5) years commencing on the August 26, 2021, with automatic renewal upon the expiration of the initial term for three additional five (5) year renewal period terms unless a party provides written notice to the other party expressing intent to not renew the Licensing Agreement 30 days’ prior to expiration of a term.

The Licensing Agreement is non-assignable by the parties, and contains indemnification provisions, confidentiality provisions, and certain representations and warranties that are customary in licensing agreements of this nature.

The foregoing description of the Licensing Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Licensing Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report.

Item 7.01 Regulation FD Disclosure.

On August 31, 2021, the Company issued a press release relating to the matters described in Items 1.01 and 8.01 in this Current Report.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events

On August 24, 2021, the Company and Mr. Hadley formed a limited liability company, SugarRush 5058, LLC, organized under laws of the State of California (“SugarRush”). The Company and Mr. Hadley own 66.66% and 33.34% of SugarRush, respectively. The purpose of SugarRush is to become a Licensed Entity (as defined in the MOU), obtaining Licenses (as defined in the MOU) to operate a licensed commercial cannabis retail delivery, distribution and manufacturing business.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Non-Exclusive Intellectual Property Licensing entered into as of August 26, 2021 by and between Sugarmade, Inc. and SugarRush 5058, LLC
10.1	Operating Agreement of SugarRush 5058, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: August 31, 2021	By:	/s/ Jimmy Chan
	Name:	Jimmy Chan
	Title:	Chief Executive Officer and Chief Financial Officer